THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the Pacific Exchange, Inc. ("PCX") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the PCX or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's PCX trading symbol is "TF". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or
(201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    All general inquiries and requests for information should be directed to the Fund at (800) 426-5523. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302

    For specific information about your share account, please contact EquiServe Trust Company, N.A. (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

The Thai Capital Fund, Inc.
c/o EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011
Telephone: (800) 426-5523

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

                                                                January 28, 2002
DEAR SHAREHOLDERS:

    The management of the Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET"), and the Fund's performance for the year ended December 31, 2001.

A REVIEW OF THE THAI ECONOMY IN 2001

    Thailand's Gross Domestic Product ("GDP") remained sluggish over the past three quarters as exports slowed. GDP growth percentage year-on-year ("YOY") in the first quarter of 2001 was 1.8%, followed by 1.9% in the second quarter of 2001 and 1.5% in the third quarter of 2001. Market consensus is that the economy should maintain at this level or at worst possibly see a further slight weakening in the fourth quarter of 2001, since government spending should at least keep the economy from falling further. Private consumption is the only sector that held up quite well over the past few months, at least as evidenced by automobile and motorcycle sales.

    Manufacturing figures were weak over recent months. The Manufacturing Production Index ("MPI") change YOY was a negative 1.7% in September, followed by a positive 1.3% in October and 0.1% in November. The 11-month average for MPI was 1.0% and 53.5% for Capacity Utilization, a production indicator of the manufacturing sector which compares the level of production with the full capacity level. Commercial car sales managed double-digit growth (11.7% and 12.1%) in October and November. The only indicator that is far from recovery is imports of capital goods. A Capacity Utilization in the near future of below 55% is very likely to lead to weak capital imports.

    Exports seemed to bottom out by the end of the third quarter of 2001, with November exports showing less of a decline. Export growth fell 11.5% in September, 14.3% in October and 12.8% in November. The total 10-month export figures showed a drop of 5.7% YOY and imports fell 0.6%. At the same time, the weaker imports than exports (plus tourist income) gave a lift to the country's Current Account (the net sum of trade balance, service and transfer account and current transfers) surplus and foreign reserves. Reserves rose from U.S.$32.8 billion at the beginning of 2001 to U.S.$33.3 billion at the end of November 2001.

    Private consumption held up quite well relative to other sectors. The 10-month (from January 2001 to October 2001) Private Consumption Index increased 2.9% YOY. Passenger car and motorcycle sales rose 24.3% and 16.3%, respectively, over the same period. A government stimulus package and increased spending as well as the continuation of a low interest rate environment helped automobile and motorcycle sales.

    The government has increased spending since the beginning of its budget year in October. From October to the end of November, the government spent Baht
33.948 billion more than the same period in the prior budgetary year. The government cash balance shows a net deficit of Baht 28.7 billion for October and a deficit of Baht 22.6 billion for November. The government has now approved some special privileges to help revive the property sector. For example: a) a one year extension of the business tax reduction from 3.3% to 0.11%; b) a reduction in the transfer of ownership fee from 2.0% to 0.01%; c) a cut in the mortgage registration fee from 1.0% to 0.01%; and, d) made home financing available for government officials by pledging the pension plan managed under the Government Pension Fund (sized Baht 100 billion).

    There has been no major improvement in the financial sector. Bank credit lending was negative 5.8% and the loan to deposit ratio for the banking sector stayed at 84% in November. The Thai Asset Management

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
Corporation ("TAMC") has received Baht 697.4 billion worth of non-performing loans ("NPLs") from banks as of November and the market expects to see some progress in debt restructuring and corporate reform by the first quarter of 2002.

THAI ECONOMIC OUTLOOK FOR 2002

    We expect Thailand's economy to show a mild recovery this year; SCB Research Institute ("SCBRI") forecasts real GDP growth at 2.86% in 2002. The primary drivers for this year's recovery should be government spending programs and export recovery.

    The government has increased spending via a fast track mode in order to boost private spending. SCBRI believes 70% of the Baht 58 billion stimulus programs has been drawn down. The Tourism Authority of Thailand ("TAT") has been allotted a substantial portion, in line with the government position that tourism revenue is U.S.$-based with zero import content. We thus anticipate public spending and investment to play a major role in the first half of this year.

    Thailand should begin to see export recovery by the second quarter of 2002 with momentum continuing towards the end of the year. SCBRI forecasts a 1.0% increase in export growth which will add 0.6% to GDP growth. Hence, the degree of recovery hinges on the turnaround of major trading partners. The 2002 Current Account surplus should improve in line with a trade surplus and service revenue.

    We view the probable continuance of low interest rates over 2002 to be of very little help to the financial sector. The banking sector will lag the recovery of the economy as a whole due to a continued inflow of new and re-lapsing NPLs. We see more risk for Thailand in the medium to long-term because we doubt the effectiveness of the government stimulus programs and because of rising public debt.

    In conclusion, government spending and investment will play a major role in the first half of 2002, hopefully after which external recovery will come in and drive the economy to a mild recovery.

2001 STOCK MARKET OVERVIEW

    On December 28, 2001, the last trading day of the year, the SET Index closed at 303.85 points, a decrease of 3.39% in U.S. dollar terms for the second half of 2001. The average daily turnover for the period was Baht 5.97 billion, an increase of 112.31% from the same period last year.

    Back to the beginning of the year, the SET Index took off with a great start as one of the best performing markets in the world, driven in large part by the Thai Rak Thai party's spectacular landslide victory. Despite a brief period of uncertainty during the wealth concealment trial, support for Prime Minister Thaksin never wavered and his aura of invincibility was reaffirmed when the Constitutional court acquitted him of all charges.

    Prior to September 11th, the SET Index was the second-best performing market in the world in 2001. From that pinnacle it has slipped to become the worst performing market in the region by the end of 2001. However, some stocks in specific industries (cellular operators and the energy sector) that had been oversold have rebounded with strong demand, arising primarily from the overwhelming success of the Petroleum Authority of Thailand ("PTT") privatization issue. Also, the low interest rate environment persists and a new government stimulus package targeting the property sector has been announced.

    The market was somewhat volatile in December, with the SET Index reaching a high of 305 points on December 6th, the first day PTT traded on the main board. Subsequently, poor sentiment regarding the former

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
state enterprise's performance brought the SET Index down to a low of 292 points. A rebound did arrive after most commercial banks followed Siam Commercial Bank's lead in cutting interest rates by 25 basis points, boosted by the Bank of Thailand's ("BoT") long-delayed decision to cut the 14-day repurchase rate by 25 basis points to 2.25%, citing concerns over global economic uncertainties. We see the BoT's move as being behind the curve.

    The holiday season saw foreign investors exiting, leaving local retail investors to dominate the market, especially in the last two weeks of 2001, and they enjoyed speculating on banks, finance & securities, leasing companies and property. Daily turnover was surprisingly robust at Baht 9.6 billion, nearly doubling November's scanty turnover of Baht 5.5 billion.

THAI STOCK MARKET OUTLOOK FOR 2002

    Fundamentally, we expect Thailand's economy to show a mild recovery during 2002. SCBRI forecast 2002's GDP growth at 2.86%, driven primarily by government spending programs and export recovery by the second quarter of 2002.

    However, we remain cautious over the implementation risk inherent in the government's campaigns as well as the rising public debt exposure. We also view that, despite a mild recovery, the banking sector is likely to continue to be held back by the heavy NPL burden. It is imperative for Thailand's recovery that the effectiveness of government spending programs and the progress of the TAMC are closely monitored.

    Under a moderate global recovery scenario and positive sentiment (i.e. fund flows & attractive valuations), the market should hold up well. Ample liquidity and low interest rates also provide support, but will not be the main drivers.

THE FUND'S PERFORMANCE AND STRATEGY

    As of December 31, 2001, the net asset value of the Fund was U.S.$1.71 per share compared to U.S.$1.80 per share on June 30, 2001. During the second half of the year, the Fund's performance relative to SET Index, in U.S.$ terms, was -1.61%.

    Since we are only CAUTIOUSLY OPTIMISTIC on the SET in 2002, we will need to see positive signs that the government's spending programs are successful as well as some external recovery before the bull market returns. Thus, we think the "Top-Down" approach will play a more prominent role than last year.

                      PROJECTED INVESTMENT THEMES FOR 2002
--------------------------------------------------------------------------------

                                                                   SPECIFIC SECTORS/STOCKS
                       PROJECTED THEMES                    THAT MAY BENEFIT FROM PROJECTED THEMES
1.     Low interest rates                                 Property, Building, Transportation
2.     Government spending programs                       Cellular, Discount Stores, Retail Finance
3.     Cyclical volatile earnings pattern                 Securities, Retail Finance
4.     TAMC progress                                      Banks
5.     Small and Medium Enterprises ("SME") recoveries    Banks, Commerce
6.     Upward interest rate following global trends       Cash-rich firms

    The Fund's sector weightings now favor cellular operators and interest rate-sensitive stocks. In the large market capitalization sectors, we intend to overweight the Fund's portfolio in communications, property

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
development, entertainment, and electronic stocks. Earnings recovery in these sectors, which we believe the market has yet to price in, will drive their performances in the first quarter of 2002. Although the Fund is still underweight in the energy sector since PTT's listing, a gradual accumulation in this sector will probably be undertaken since we still believe that demand growth for gas should be more substantial than electricity demand in the near term.

    The Fund's core holdings are in communications. We feel that the telecom law amendment and revenue sharing conversion are likely to benefit current operators. At the same time, this sector faces uncertainties on several fronts: tight privatization schedules, pressure on Airtime Per User ("ARPU") from a higher proportion of prepaid subscribers, and increased competition.

PORTFOLIO MANAGEMENT

    Mr. Cholathee Pornrojnangkool has been the Fund's portfolio manager since November 12, 2001. SCB Asset Management Co., Ltd. ("SCBAM") has employed Mr. Pornrojnangkool for three years since 1999, and he is currently a member of SCBAM's Investment Committee. Previously, Mr. Pornrojnangkool was a private fund manager at SCB Securities Ltd. He has seven years of investment experience.

    Mrs. Naravadee Jaijongkit is responsible for overseeing SCBAM's Equity Group and is a senior member of SCBAM's Investment Committee as well as its Management Committee. Mrs. Jaijongkit joined the firm in 1998 and was previously with SCB Securities Ltd. as a fund manager in its private client division.
Mrs. Jaijongkit has eight years of investment experience.

    At the Annual Shareholders Meeting held on June 6, 2001 the stockholders of the Fund approved SCBAM as the new investment manager of the Fund.

    Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

[SIGNATURE]
IKUO MORI
CHAIRMAN OF THE BOARD

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------
THAI COMMON, WARRANTS AND PREFERRED STOCKS--93.44%

-------------------------------------------
COMMON STOCKS--86.27%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--15.03%
 1,137,700  Bangkok Bank Public Co., Ltd.*.....  $    941,798
   740,400  DBS Thai Danu Bank Public Co.,
             Ltd.*.............................        87,318
 1,673,700  Industrial Finance Corp. of
             Thailand*.........................       225,856
 1,484,300  Krung Thai Bank Public Co.,
             Ltd.*.............................       356,833
                                                 ------------
                                                    1,611,805
                                                 ------------
BUILDING MATERIALS--4.06%
    41,400  The Siam Cement Public Co.,
             Ltd.*.............................       435,668
                                                 ------------
COMMERCE--2.92%
   476,700  BIG C Supercenter Public Co.,
             Ltd.*.............................       211,904
   113,400  Siam Makro Public Co., Ltd.........       101,589
                                                 ------------
                                                      313,493
                                                 ------------
COMMUNICATION--19.76%
 1,405,500  Advanced Info Service Public Co.,
             Ltd...............................     1,298,960
   288,000  Internet Thailand Public Co.,
             Ltd...............................        31,614
 1,169,000  Shin Corporations Public Co.,
             Ltd.*.............................       413,596
   233,950  Shinawatra Satellite Public Co.,
             Ltd.*.............................       135,301
   359,500  TelecomAsia Corp. Public Co.,
             Ltd.*.............................        83,164
   394,400  United Communication Industry
             Public Co., Ltd.*.................       156,535
                                                 ------------
                                                    2,119,170
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------

ELECTRONIC COMPONENTS--3.96%
   554,840  Delta Electronics Thai Public Co.,
             Ltd...............................  $    352,341
    43,100  Hana Microelectronic Public Co.,
             Ltd...............................        72,334
   100,000  Thai Precision Manufacturing Public
             Co., Ltd.*+.......................            23
                                                 ------------
                                                      424,698
                                                 ------------
ENERGY--12.75%
   333,900  Electricity Generating Public Co.,
             Ltd...............................       268,833
   342,100  PTT Exploration and Production
             Public Co., Ltd...................       822,425
   200,000  PTT Public Co., Ltd.*..............       156,490
   345,600  Ratchaburi Electricity Generating
             Holding Public Co., Ltd.*.........       119,139
                                                 ------------
                                                    1,366,887
                                                 ------------
ENTERTAINMENT & RECREATION--5.91%
   125,300  BEC World Public Co., Ltd..........       585,404
   282,777  United Broadcasting Corp. Public
             Co., Ltd.*........................        47,779
                                                 ------------
                                                      633,183
                                                 ------------
FINANCE & SECURITIES--4.71%
 2,356,000  National Finance Public Co.,
             Ltd.*.............................       504,945
                                                 ------------
HOUSEHOLD GOODS--0.28%
   102,700  Modernform Group Public Co.,
             Ltd...............................        30,280
                                                 ------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
MINING--1.83%
   713,700  Padaeng Industry Public Co.,
             Ltd.*.............................  $    195,856
                                                 ------------
PRINTING & PUBLISHING--2.88%
   327,900  Amarin Printing Group Public Co.,
             Ltd...............................       308,622
                                                 ------------
PROPERTY DEVELOPMENT--6.71%
   753,900  Land and House Public Co., Ltd.*...       666,831
   110,400  Sammakorn Public Co., Ltd..........        53,081
                                                 ------------
                                                      719,912
                                                 ------------
RETAIL FOOD--1.92%
    70,000  S&P Syndicate Public Co., Ltd......        28,894
    13,800  Serm Suk Public Co., Ltd...........        48,199
   337,500  Thai Union Frozen Products Public
             Co., Ltd..........................       128,594
                                                 ------------
                                                      205,687
                                                 ------------
UTILITIES--2.37%
   403,100  Eastern Water Resources
             Development & Management Public
             Co., Ltd..........................       253,696
                                                 ------------
VEHICLES & PARTS--1.18%
    38,000  Thai Rung Union Car Co., Ltd.......        75,841
    46,900  Thai Stanley Electric Public Co.,
             Ltd...............................        50,259
                                                 ------------
                                                      126,100
                                                 ------------
Total Common Stocks
  (Cost--$12,387,334)..........................     9,250,002
                                                 ------------

-------------------------------------------
PREFERRED STOCKS--6.24%
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--6.24%
 1,767,400  The Siam Commercial Bank Public
             Co., Ltd.*
             (Cost--$1,566,440)................  $    669,404
                                                 ------------

-------------------------------------------
WARRANTS--0.93%
-------------------------------------------

PROPERTY DEVELOPMENT--0.91%
   285,550  Land & House Public Co., Ltd.*.....        97,791
                                                 ------------
RETAIL FOOD--0.02%
    35,000  S&P Syndicate Public Co., Ltd.*+...         1,746
                                                 ------------
Total Warrants
  (Cost--$0)...................................        99,537
                                                 ------------
Total Thai Common, Warrants and
  Preferred Stocks
  (Cost--$13,953,774)..........................    10,018,943
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--7.54%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
THAI BAHT SAVINGS ACCOUNT--7.49%
     2,476  Bank Credit Agricole Indosuez,
             1.75% (Payable on Demand).........        56,165
    15,166  Citibank N.A. Gold 1.50%, (Payable
             on Demand)........................       343,963
    17,790  UOB Radanasin Bank 1.00% (Payable
             on Demand)........................       403,480
                                                 ------------
Total Thai Baht Savings Account................       803,608
                                                 ------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONCLUDED)
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
U.S. DOLLAR TIME DEPOSIT--0.05%
        $5  Bank of New York, 0.10%, due
             1/2/02............................  $      5,085
                                                 ------------
Total Short-Term Investments
  (Cost--$787,917).............................       808,693
                                                 ------------
Total Investments--100.98%
  (Cost--$14,741,691)..........................    10,827,636
Liabilities in excess of other assets--
  (0.98%)......................................     (104,745)
                                                 ------------
NET ASSETS (Applicable to 6,278,588 shares of
  capital stock outstanding; equivalent to
  $1.71 per share) (100.00%)...................  $ 10,722,891
                                                 ============

------------------------

   *  Non-income producing securities.
   + Unlisted security. This unlisted security has been valued in good faith in such a manner as prescribed by the Board of Directors.

-------------------------------------------
TEN LARGEST EQUITY
CLASSIFICATIONS HELD
DECEMBER 31, 2001
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Banks**............................    21.27%
Communication......................    19.76
Energy.............................    12.75
Property Development#..............     7.62
Entertainment & Recreation.........     5.91
Finance & Securities...............     4.71
Building Materials.................     4.06
Electronic Components..............     3.96
Commerce...........................     2.92
Printing & Publishing..............     2.88

-------------------------------------------
TEN LARGEST EQUITY
POSITIONS HELD
DECEMBER 31, 2001
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Advanced Info Service Public Co.,
  Ltd..............................    12.11%
Bangkok Bank Public Co., Ltd.......     8.78
PTT Exploration and Production
  Public Co., Ltd..................     7.67
Land and House Public Co., Ltd.#...     7.13
The Siam Commercial Bank Public
  Co., Ltd. (Preferred)............     6.24
BEC World Public Co., Ltd..........     5.46
National Finance Public Co.,
Ltd................................     4.71
The Siam Cement Public Co., Ltd....     4.06
Shin Corporations Public Co.,
Ltd................................     3.86
Krung Thai Bank Public Co., Ltd....     3.33
-----------------------------------------------
 #  Includes the value of warrants.
**  Includes the value of preferred stock.

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost-$14,741,691)........................    $ 10,827,636
  Cash denominated in foreign currency
   (cost--$872)..............................             865
  Interest and dividends receivable..........           7,462
  Prepaid expenses...........................           2,527
                                                 ------------
    Total assets.............................      10,838,490
                                                 ------------
LIABILITIES
  Accrued expenses and other liabilities.....         115,599
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   6,278,588 shares issued and outstanding...          62,786
  Paid-in capital in excess of par value.....      61,720,163
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................     (47,146,055)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      (3,914,003)
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 10,722,891
                                                 ============
        NET ASSET VALUE PER SHARE............    $       1.71
                                                 ============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends..................................    $   160,273
  Interest...................................         22,156
                                                 -----------
    Total investment income..................        182,429
                                                 -----------
EXPENSES:
  Legal fees and expenses....................        161,243
  Administration fee.........................        150,000
  Investment advisory fee and expenses.......         69,000
  Osaka Securities Exchange fees and
   expenses..................................         68,729
  Audit and tax services.....................         65,750
  Investment management fee..................         64,831
  Reports and notices to shareholders........         34,976
  Directors' fees and expenses...............         31,614
  Custodian fees and expenses................         21,403
  Transfer agency fee and expenses...........         19,700
  Insurance expense..........................         14,403
  Other......................................         24,963
                                                 -----------
    Total expenses...........................        726,612
                                                 -----------
NET INVESTMENT LOSS BEFORE WAIVERS AND TAX...       (544,183)
                                                 -----------
  Waiver of:
    Administration fee.......................        (50,000)
    Investment advisory fee..................        (21,873)
  Provision for applicable Thai tax..........         50,000
                                                 -----------
NET INVESTMENT LOSS AFTER WAIVERS AND TAX....       (522,310)
                                                 -----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........     (2,015,064)
  Net realized foreign currency transaction
   losses....................................        (96,276)
  Net change in unrealized appreciation
   (depreciation) on equity investments......      2,746,812
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................         78,557
                                                 -----------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................        714,029
                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $   191,719
                                                 ===========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                 ----------------------------------
                                                      2001               2000
                                                 --------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $     (522,310)   $       (579,544)
  Net realized loss on:
    Investments..............................        (2,015,064)         (3,333,589)
    Foreign currency transactions............           (96,276)            (91,049)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........         2,746,812          (8,046,372)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................            78,557             (65,735)
                                                 -------------     ---------------
  Net increase (decrease) in net assets
   resulting from operations.................           191,719         (12,116,289)
NET ASSETS:
  Beginning of year..........................        10,531,172          22,647,461
                                                 -------------     ---------------
  End of year................................    $   10,722,891    $     10,531,172
                                                 =============     ===============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the "Manager"). Effective November 12, 2001, SCB Asset Management Co., Ltd. assumed the investment management responsibilities from Thai Farmers Asset Management Co., Ltd. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on the trade date (the date upon which the order to buy or sell is executed). Costs used in determining realized gains and losses on the sale of investments are those of specific securities sold. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets. At December 31, 2001, the Fund owed the Manager $5,468. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2001, no such expenses were paid to the Manager.

    Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. ("the Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. For the year ended December 31, 2001, investment advisory fees and expenses include expenses of $3,287 paid to the Adviser of costs relating to the attendance by an employee of the Adviser at meetings of the Fund's Board. Effective January 1, 2001, the Adviser has voluntarily decreased its fee to 0.40% of the Fund's average net assets for the year ended December 31, 2001. At December 31, 2001, the Fund owed the Adviser $3,626, net of waivers.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2001. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2001, there were no out-of-pocket expenses incurred by DSTC.

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the year ended December 31, 2001, DSTC earned $7,444, as compensation for its custodial services to the Fund.

    At December 31, 2001, the Fund owed $8,333 and $709 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $123,202 for the year ended December 31, 2001 for legal services in conjunction with the Fund's ongoing operations to the Fund's law firm, Clifford Chance Rogers & Wells LLP, of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    During the year ended December 31, 2001, the Fund made purchases of $2,294,929 and sales of $2,072,231 of investment securities, excluding short-term investments. The aggregate cost of investments at December 31, 2001 for federal income tax purposes was $14,231,741, excluding $787,917 of short-term investments. At December 31, 2001, net unrealized depreciation for federal income tax purposes, excluding short-term securities aggregated $4,212,798 of which $1,237,686 related to appreciated securities and $5,450,484 related to depreciated securities.

    At December 31, 2001, the Fund had a capital loss carryover of $46,868,088, of which $8,055,254 expires in the year 2005, $24,330,001 expires in the year 2006, $6,364,433 expires in the year 2007, $5,797,861 expires in the year 2008 and $2,320,539 expires in the year 2009 available to offset future net capital gains. The capital loss carryover differs from the financial statement amount due to temporary differences arising from wash sales.

    At December 31, 2001, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $96,276 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book/tax differences, primarily relating to net realized foreign currency losses. The Fund also reclassified $650,530 from paid-in-capital in excess of par value to accumulated net investment loss, primarily relating to a net operating loss for the year ended December 31, 2001.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

CONCENTRATION OF RISK

    The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

    The economic difficulties experienced in Thailand have had an impact on the banking industry. All of the Fund's investments are held in Thailand through a subcustodial arrangement with Bangkok Bank Public Company Limited (the "subcustodian") and the Fund's securities in turn are being held by the Thailand Securities Depository Company in book-entry form. In the event of failure of the subcustodian, legal counsel has informed the Fund that the Fund would be able to recover all of its securities held by the subcustodian. The Fund's ability to enter into investment transactions pertaining to such securities may be effectively restricted for the period of time required to resolve the Fund's claim to recover such securities.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 6,278,588 shares outstanding at December 31, 2001, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 14,460 shares.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                            2001       2000       1999       1998       1997
                                                          --------   --------   --------   --------   --------
Net asset value, beginning of year.....................   $ 1.68     $ 3.61     $ 3.12     $ 2.88     $ 9.61
                                                          -------    -------    -------    -------    -------
Net investment income (loss)...........................    (0.08)*    (0.09)*    (0.09)     (0.05)      0.07 *
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.........     0.11 *    (1.84)*     0.58       0.29      (6.80)*
                                                          -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations.......................................     0.03      (1.93)      0.49       0.24      (6.73)
                                                          -------    -------    -------    -------    -------
Net asset value, end of year...........................   $ 1.71     $ 1.68     $ 3.61     $ 3.12     $ 2.88
                                                          =======    =======    =======    =======    =======
Per share market value, end of year....................   $ 1.400    $ 1.625    $ 4.875    $ 3.813    $ 3.750
                                                          =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end
   of year.............................................   (13.85)%   (66.67)%    27.87 %     1.67 %   (62.50)%
  Based on net asset value at beginning and end of
   year................................................     1.79 %   (53.46)%    15.71 %     8.33 %   (70.03)%
Ratios and supplemental data:
  Net assets, end of year (in millions)................   $ 10.7     $ 10.5     $ 22.6     $ 19.6     $ 18.1
  Ratios to average net assets of:
    Expenses, excluding Thai taxes applicable to net
     investment income.................................     5.98 %     4.73 %     3.92 %     3.83 %     2.78 %
    Expenses, including Thai taxes applicable to net
     investment income.................................     6.43 %     5.11 %     3.92 %     3.83 %     3.16 %
    Expenses excluding waiver of Administration and
     Advisory fee applicable to net investment
     income............................................     7.09 %     5.66 %     4.16 %     4.09 %      --
    Expenses including waiver of Administration and
     Advisory fee applicable to net investment
     income............................................     6.43 %     5.11 %     3.92 %     3.83 %      --
    Net investment income (loss).......................    (4.77)%    (4.03)%    (2.78)%    (1.64)%     1.15 %
Portfolio turnover.....................................    20.85 %    45.46 %    63.45 %    38.91 %    40.61 %

---------------------------------------------------------------------------
  *  After Provision for Thai taxes.

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Shareholders and
Board of Directors of
The Thai Capital Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Capital Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 19, 2002

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 2001) as to the federal tax status of any distributions received by you during such fiscal year.

    There will be no dividend payment or foreign tax credit with respect to the fiscal year 2001.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

    The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2004 for Class I Directors, 2002 for Class II Directors and 2003 for Class III Directors, or until their successors are duly elected and qualified.

                                                                                       NUMBER OF
                                                                                       FUNDS IN
                                          PRINCIPAL OCCUPATION                           FUND
                                        OR EMPLOYMENT DURING PAST         DIRECTOR    COMPLEX FOR
                                             FIVE YEARS AND              OR OFFICER      WHICH
     NAME (AGE) AND ADDRESS                 DIRECTORSHIPS IN              OF FUND      DIRECTOR
     OF DIRECTORS/OFFICERS               PUBLICLY HELD COMPANIES           SINCE       SERVES(1)
--------------------------------  -------------------------------------  ----------   -----------
DIRECTORS
     Austin C. Dowling (70)       Retired; Director, The Japan Equity     Class II        3
     1002 E Long Beach Boulevard  Fund, Inc., since 1992; Director, The   Director
     North Beach, NJ 08008        Singapore Fund, Inc., since 2000.      since 1990

     Martin J. Gruber (64)        Professor of Finance, Leonard N.        Class I         3
     229 South Irving Street      Stern School of Business, New York      Director
     Ridgewood, NJ 07450          University, since 1965; Director, The  since 2000
                                  Japan Equity Fund, Inc., since 1992;
                                  Director, The Singapore Fund, Inc.,
                                  since 2000; Director, SG Cowen Income
                                  & Growth Fund, Inc., since 1986;
                                  Director, SG Cowen Opportunity Fund,
                                  since 1987; Director, SG Cowen
                                  Standby Reserve Fund Inc., since
                                  1985; Director, SG Cowen Standby Tax
                                  Exempt Reserve Fund Inc., since 1986;
                                  Trustee, Deutsche Asset Management BT
                                  Family of Funds, since 1992; Trustee,
                                  C.R.E.F., since 2001; Trustee,
                                  T.I.A.A., from 1996 to 2000.

     David G. Harmer (59)         President, Jetway Systems, a division   Class I         3
     4337 Bobwhite Court          of FMC Corporation, from 1997 until     Director
     Ogden, UT 84403              2001; Vice President and Chief         since 2000
                                  Financial Officer, Armco Inc., from
                                  1993 to 1996; Director, The Japan
                                  Equity Fund, Inc., since 1997;
                                  Director, The Singapore Fund, Inc.,
                                  since 1996.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                                                                       FUNDS IN
                                          PRINCIPAL OCCUPATION                           FUND
                                        OR EMPLOYMENT DURING PAST         DIRECTOR    COMPLEX FOR
                                             FIVE YEARS AND              OR OFFICER      WHICH
     NAME (AGE) AND ADDRESS                 DIRECTORSHIPS IN              OF FUND      DIRECTOR
     OF DIRECTORS/OFFICERS               PUBLICLY HELD COMPANIES           SINCE       SERVES(1)
--------------------------------  -------------------------------------  ----------   -----------
  *  Ikuo Mori (52)               Chairman and Chief Executive Officer,   Chairman        2
     Daiwa Securities America     Daiwa Securities America Inc., since     of the
     Inc.                         2001; President, Daiwa Securities      Board and
     Financial Square             America Inc., from 1996 to 2001;       Class III
     32 Old Slip                  Chairman of the Board, The Singapore    Director
     New York, NY 10005           Fund, Inc., since 2001.                since 2001
     Alfred C. Morley (75)        Member of Council of Advisors of       Class III        3
     1129 Marion Drive            Aegis Portfolio Managers, since 2000;   Director
     Charlottesville, VA 22903    Financial Consultant, since 1991;      since 1990
                                  Senior Director, Old Dominion Capital
                                  Management, since 1991; Director, The
                                  Japan Equity Fund, Inc., since 2000;
                                  Director, The Singapore Fund, Inc.,
                                  since 1990.
     Virabongsa Ramangkura (59)   Chairman, Bangkok Expressway Public     Class II        1
     122 Soon Hua Seng Building   Co., Ltd., since 1993; Chairman of      Director
     M Floor, North Sathorn Road  the Executive Board, Advance Agro      since 1992
     Bangrak, Bangkok, 10500      Public Co., Ltd., since 1994;
     Thailand                     Director, Preccha Group Public Co.,
                                  Ltd.; Member, The Thailand
                                  Development Research Institute and
                                  The Council of Trustees; Ex-
                                  chairman, Economic Board, National
                                  Research Bureau from 1996 to 1997;
                                  Director, from 1996 to 1997, Bangkok
                                  Airways Co., Ltd.; Formerly: Member
                                  of the Thai Senate; Advisor, Orach
                                  (Thailand); Advisor, GE Capital
                                  (Thailand); Director, Country
                                  Property, Plc.; Director, Assets
                                  Insurance Co. Ltd.; Director,
                                  Imperial Hotel Family Plc.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                                                                       FUNDS IN
                                          PRINCIPAL OCCUPATION                           FUND
                                        OR EMPLOYMENT DURING PAST         DIRECTOR    COMPLEX FOR
                                             FIVE YEARS AND              OR OFFICER      WHICH
     NAME (AGE) AND ADDRESS                 DIRECTORSHIPS IN              OF FUND      DIRECTOR
     OF DIRECTORS/OFFICERS               PUBLICLY HELD COMPANIES           SINCE       SERVES(1)
--------------------------------  -------------------------------------  ----------   -----------
     Oren G. Shaffer (58)         Executive Vice President and Chief      Class II        3
     7331 Tilden Lane             Financial Officer of Ameritech          Director
     Naples, FL 34108             Corporation, from 1994 to 2000;        since 2000
                                  Director, The Japan Equity Fund,
                                  Inc., since 2000; Director, The
                                  Singapore Fund, Inc., since 1997;
                                  Director, Sunshine Mining, since
                                  1992; Director, Hygenic Corporation,
                                  since 1993.
OFFICERS
     John J. O'Keefe (42)         Vice President and Treasurer of The       Vice          --
     One Evertrust Plaza          Japan Equity Fund, Inc. and The        President
     Jersey City, NJ 07302        Singapore Fund, Inc., since 2000;         and
                                  Vice President of the Fund Accounting  Treasurer
                                  Department of Daiwa Securities Trust     of the
                                  Company since 2000; Assistant          Fund since
                                  Controller for Reserve Management         2000
                                  Corporation from 1999 to 2000;
                                  Accounting Manager for Prudential
                                  Investments from 1998 to 1999; and
                                  Assistant Vice President of Daiwa
                                  Securities Trust Company from 1990 to
                                  1998.
     Judy Runrun Tu (36)          Secretary of The Japan Equity Fund,    Secretary        --
     One Evertrust Plaza          Inc. and The Singapore Fund, Inc.,       of the
     Jersey City, NJ 07302        since 2000; Vice President of Daiwa    Fund since
                                  Securities Trust Company since 2000;      2000
                                  Assistant Vice President of Daiwa
                                  Securities Trust Company from 1998 to
                                  2000; Financial Analyst of Canon USA
                                  from 1997 to 1998; Marketing
                                  Coordinator of TotalTel USA from 1995
                                  to 1997.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                                                                       FUNDS IN
                                          PRINCIPAL OCCUPATION                           FUND
                                        OR EMPLOYMENT DURING PAST         DIRECTOR    COMPLEX FOR
                                             FIVE YEARS AND              OR OFFICER      WHICH
     NAME (AGE) AND ADDRESS                 DIRECTORSHIPS IN              OF FUND      DIRECTOR
     OF DIRECTORS/OFFICERS               PUBLICLY HELD COMPANIES           SINCE       SERVES(1)
--------------------------------  -------------------------------------  ----------   -----------
     Laurence E. Cranch (55)      Assistant Secretary of The Japan       Assistant        --
     200 Park Avenue              Equity Fund, Inc. and The Singapore    Secretary
     New York, NY 10166           Fund, Inc., since 1992; Partner in       of the
                                  the law firm of Clifford Chance        Fund since
                                  Rogers & Wells LLP since 1980.            1992

------------------------
(1) "Fund Complex" includes the Fund, The Japan Equity Fund, Inc., The Singapore Fund, Inc. and other investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (HK) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

* Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Mori is deemed an interested person of the Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment adviser, Daiwa SB Investments (HK) Ltd.

-----------------------------------------

BOARD OF DIRECTORS

Ikou Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Virabongsa Ramangkura
Oren G. Shaffer
----------------------------------------------

OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY

----------------------------------------------

ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
----------------------------------------------
INVESTMENT MANAGER
SCB Asset Management Co., Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (H.K.) Ltd.

ADMINISTRATOR

Daiwa Securities Trust Company

CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)

TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company, N.A.

LEGAL COUNSEL

Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
----------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Comapny Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                           -------------------------

                            [THAI CAPITAL FUND LOGO]

                                THE THAI CAPITAL
                                   FUND, INC.
                               ------------------